UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

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SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

911 Bern Court, Suite 110 San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (877) 774-4211

(Former name or former address, if changed since last report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 22, 2020, Semler Scientific, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 11, 2020. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Stockholders elected the following nominee to serve as the sole Class II Director on the Company’s board of directors (the “Board”) until the Company’s 2023 Annual Meeting of Stockholders or until his successor has been duly elected and qualified. The voting results for the nominee were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Arthur “Abbie” Leibowitz, M.D., F.A.A.P.	3,424,271	326,034	1,423,490

Proposal 2. Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The voting results for were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,744,920	4,408	977	1,423,490

Proposal 3. Stockholders approved, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
3,737,976	4,152	6,746	1,431	1,423,490

Consistent with the stockholder voting results above and the recommendation of the board of directors of the Company as disclosed in the Company’s proxy statement for the Annual Meeting, the board of directors of the Company has determined to solicit a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory vote, or until the board of directors of the Company determines that a different frequency of such non-binding advisory vote is in the best interest of the Company’s stockholders.

Proposal 4. Stockholders ratified the selection by the Audit Committee of the Board of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,172,463	401	931	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

Date: October 23, 2020	By:	/s/ Douglas Murphy-Chutorian, M.D.
Name: Douglas Murphy-Chutorian, M.D.
Title: Chief Executive Officer